EXHIBIT 2.1

                                                                    CONFIDENTIAL
                                                                   June 28, 2005

                             XENACARE HOLDINGS, INC.
                             (a Florida corporation)

                               EXECUTION DOCUMENTS
                                 EXCHANGE OFFER

________________________________________________________________________________


                        Shares of XenaCare Holdings, Inc.
                                  Common Stock
            in Exchange of XenaCare, LLC Class B Membership Interests


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                             SUBSCRIPTION DOCUMENTS

INSTRUCTION SHEET...........................................................


CONFIDENTIAL PURCHASER QUESTIONNAIRE........................................


SUBSCRIPTION AGREEMENT......................................................


SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY........................


PURCHASER'S STATEMENT.......................................................

                                INSTRUCTION SHEET

                             XENACARE HOLDINGS, INC.
                             (a Florida corporation)

          Exchange of Class B Membership Interests in XenaCare, LLC for
                        Shares of XenaCare Holdings, Inc.
                      Common Stock on a 1 for 25,000 basis

 Each Series B Membership Interest of XenaCare, LLC Exchanged for 25,000 Shares
                    of XenaCare Holdings, Inc. Common Stock

1. Each Investor should be given a copy of the Execution Documents, which each Investor should complete and return to XENACARE HOLDINGS, INC., 7700 Congress Avenue, Suite 3208, Boca Raton, Florida 33487, Attention:
         Chief Executive Officer.

2. Each Investor who meets one of the enumerated categories of "Accredited Investor," as such term is defined in Regulation D under the United States Securities Act of 1933, as amended, should be given a copy of the Subscription Documents, including the Subscription Agreement.

3. If an Investor has a Purchaser Representative, the Investor should also be given a copy of the Purchaser Representative's Certificate.

4.       IF AN INVESTOR DECIDES TO INVEST IN THE COMPANY, THE INVESTOR SHOULD:

                  A. Complete, sign and date the CONFIDENTIAL PURCHASER QUESTIONNAIRE;

                  B. Complete, sign and date the SUBSCRIPTION AGREEMENT. If the Investor is a corporation, partnership or trust, the Investor should complete, sign and date the SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY;

                  C.       Complete, sign and date the PURCHASER STATEMENT.

5.       The completed materials should be delivered to:

                          ATTN: Chief Executive Officer
                             XENACARE HOLDINGS, INC.
                        7700 Congress Avenue, Suite 3208
                            Boca Raton, Florida 33487

                                       1
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                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                             XENACARE HOLDINGS, INC.
                             (a Florida corporation)

         The purpose of this Questionnaire is to determine whether you are an "Accredited Investor," as such term is defined under the United States Securities Act of 1933, as amended (the "Act"), and Regulation D, promulgated thereunder.

(1)      Name:                 _________________________________________________

(2)      Address:

         (a)      Home:        _________________________________________________

                               _________________________________________________

                  Telephone:   _________________________________________________

         (b)      Business:    _________________________________________________

                               _________________________________________________

                  Telephone:   _________________________________________________

(3)      Social Security Number or Federal Tax Identification Number: __________

(4)      Occupation or Principal Business: _____________________________________

(5)      Age: ________

(6) The following information is required to ascertain whether you would be deemed an Accredited Investor, as such term is defined in Rule 501 of Regulation D, promulgated under the Act. Please check whether you are any of the following:

         (a) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee


                                       2
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                  benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                                           Yes ________              No ________

         (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                                           Yes ________              No ________

         (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                                           Yes ________              No ________

         (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

                                           Yes ________              No ________

         (e) Any natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

                                           Yes ________              No ________

         (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                           Yes ________              No ________

         (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, as described in Regulation D; or

                                           Yes ________              No ________

         (h) Any entity in which all of the equity owners are Accredited Investors.

                                           Yes ________              No ________

(7)      Investment, business, and educational experience:

         (a)      Educational background: ______________________________________

                  ______________________________________________________________

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         (b)      Principal employment positions held during last five years:___
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

         (c)      Frequency of prior investment (check one in each column):

                                   Stocks & Bonds    Venture Capital Investments

                  Frequently       ______________    ___________________________

                  Occasionally     ______________    ___________________________

                  Never            ______________    ___________________________

(8) Do you believe you have sufficient knowledge and experience in financial and business matters generally to be capable of evaluating the merits and risks of this investment and, if so, please also sign the Investor's Statement.

                                           Yes ________              No ________

I represent that the foregoing information is true, complete and correct.


Dated: ______________________________

                                         _______________________________________
                                         Name of Investor (Please Print)



                                         _______________________________________
                                         Signature of Investor

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                             SUBSCRIPTION AGREEMENT

TO:      XENACARE HOLDINGS, INC.
         7700 Congress Avenue, Suite 3208
         Boca Raton, Florida  33487

         The Undersigned is writing to advise you of the following terms and conditions under which the Undersigned hereby offers to subscribe for shares of XenaCare Holdings, Inc.'s Common Stock, pursuant to an exchange offer under which the Undersigned has been provided with the opportunity to exchange its Class B Membership Interests in XenaCare, LLC for shares of the Common Stock of XENACARE HOLDINGS, INC. (the "Company"). The exchange is on a 1 for 25,000 basis, whereby each XenaCare, LLC Class B membership interest shall be exchanged for 25,000 shares of the Company's Common Stock. Pursuant to the terms of the Company's Term Sheet dated June 28, 2005 (the "Memorandum"), the Company has proposed the Exchange and is offering to the Class B membership interest holders of XenaCare, LLC who meet the suitability standards for investors described herein, shares of its Common Stock, par value $.001 per share (the "Shares", "Securities" or "Common Shares") in exchange for their Class B membership interests in XenaCare, LLC.

         1.       Subscription.

                  Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Undersigned hereby offers (the Offer") to exchange all of its membership interests in XenaCare, LLC for the Common Shares on a 1 for 25,000 basis.

         2.       Conditions to Offer.

                  The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the Undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction. Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

         3.       Specific State Legends.

                  FOR CALIFORNIA RESIDENTS ONLY: THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                  FOR CONNECTICUT RESIDENTS ONLY: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36 485 THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

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                  FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO
SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO
SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET INDICATING HIS INTENTION TO WITHDRAW.

                  SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

                  FOR NEW JERSEY RESIDENTS ONLY: THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  FOR NEW YORK RESIDENTS ONLY: THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  FOR TEXAS RESIDENTS ONLY: THE SHARES THAT ARE THE SUBJECT OF THE CONFIDENTIAL MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT OF 1957, OR ANY OTHER SECURITIES ACT AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THAT ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR IN A TRANSACTION THAT IS OTHERWISE IN COMPLIANCE WITH THE ACT.

                  FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY AND ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         4.       Undersigned's Representations and Warranties.

                  The Undersigned represents and warrants that:

                  a. Investment Purpose. The Undersigned is acquiring the Common Shares for the Undersigned's own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 Act").

                  b. Accredited Investor Status. The Undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Undersigned represents that the Undersigned (i) has adequate means of providing for the Undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

                  c. Reliance on Exemptions. The Undersigned understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Undersigned's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Undersigned set forth herein in order to determine the availability of such exemptions and the eligibility of the Undersigned to acquire such Common Shares.

                  d. Information. The Company has not made any other representations or warranties to the Undersigned with respect to the Company or rendered any investment advice. The Undersigned acknowledges that he has not been provided with any offering literature or other documentation on the Company other than the Memorandum. The Undersigned has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Undersigned. The Undersigned has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Undersigned or the Undersigned's representatives shall modify, amend or affect the Undersigned's right to rely on the Company's representations and warranties contained in this Subscription Agreement. The Undersigned understands that the Undersigned's investment in the Securities involves a high degree of risk.

                  e. No Governmental Review. The Undersigned understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

                  f. Transfer or Resale. The Undersigned understands that except as otherwise provided herein: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Undersigned shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Undersigned provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. Legends. The Undersigned understands that, except as set forth below, the certificates or other instruments representing the Common Shares and the stock certificates representing the Common Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. Such securities have been acquired for investment and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement or an opinion of counsel, in a form reasonably satisfactory to the Issuer, that registration is not required under said Act or applicable state securities laws or unless sold pursuant to Rule 144 under said Act."

                  h. Foreign Subscriber. If the Undersigned is not a United States person, the Undersigned hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Securities. Undersigned's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Undersigned's jurisdiction.

                  i. Purchaser Representative. If the Undersigned has authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction, said Undersigned shall complete and deliver a "Purchaser Representative's Certificate" to the Company along with this Subscription Agreement.

         5.       Indemnification.

                  The Undersigned understands that the Common Shares acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the Undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Common Shares and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the Undersigned's subscription. The Undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the Undersigned's part.

         6.       No Waiver.

                  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Undersigned, the Undersigned does not thereby or in any manner waive any rights granted to the Undersigned under federal or state securities laws.

         7.       Revocation.

                  The Undersigned agrees that the Undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Undersigned made hereunder other than as set forth under Section 6 above, and that this Subscription Agreement shall survive the death or disability of the Undersigned.

         8.       Termination of Subscription Agreement.

                  If the Company elects to cancel this Subscription Agreement, provided that it returns to the Undersigned, without interest and without deduction, all sums paid by the Undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

         9.       Notices.

                  All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned at the Undersigned's address as set forth in the "Purchaser Questionnaire" and to XENACARE HOLDINGS, INC., 7700 Congress Avenue, Suite 3208, Boca Raton, Florida 33487.

         10.      Entire Agreement.

                  This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. The provisions of this Subscription Agreement shall survive the execution thereof.

         11.      Certification.

                  The Undersigned certifies that the Undersigned has read this entire Subscription Agreement and that every statement on the Undersigned's part made and set forth herein is true and complete.


                            [signature page follows]

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         THE UNDERSIGNED, BY SIGNING BELOW, FURTHER REPRESENTS AND WARRANTS THAT
THE UNDERSIGNED HAS RECEIVED THE MEMORANDUM AND ALL OF THE SUBSCRIPTION DOCUMENTS, AND HAS REVIEWED THE MEMORANDUM AND ALL OF SUCH SUBSCRIPTION DOCUMENTS, AND ACKNOWLEDGES THE UNDERSIGNED'S AGREEMENT TO, AND ACCEPTANCE OF, ALL OF THE TERMS, CONDITIONS AND REPRESENTATIONS AND WARRANTIES CONTAINED IN THE MEMORANDUM AND SUBSCRIPTION DOCUMENTS. THE UNDERSIGNED HAS EXECUTED THIS SUBSCRIPTION AGREEMENT BY SIGNING IN THE SPACE PROVIDED BELOW.


Dated: __________________                       ________________________________
                                                Signature of Investor

The Common Shares are to
be issued in (check on box):
____ individual name                            ________________________________
                                                Print Name of Investor

____ joint tenants with rights                  ________________________________
     of survivorship                            Print Name of Joint Investor
                                                (if applicable)
____ tenants in the entirety

____ corporation or partnership
     (please submit the "Special Execution
     Page for Subscription by an Entity")

AGREED AND ACCEPTED TO:

XENACARE HOLDINGS, INC.

By:__________________________________

Its: ________________________________

Date: _______________________________

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              SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY

                (Not Applicable To Subscriptions By Individuals)

         IN WITNESS WHEREOF, subject to acceptance by the Company, the Undersigned has completed this Subscription Agreement to evidence its subscription of Common Shares of XENACARE HOLDINGS, INC. on this _____ day of ________________, 2005.


_____ TRUST                         (Please include copy of trust agreement)

_____ CORPORATION                   (Attach certified corporate resolution
                                    authorizing signature and a copy of the
                                    articles of incorporation)

_____ PARTNERSHIP                   (Attach copy of the partnership agreement)

    (Please print the following information exactly as you wish it to appear on the Company's records.)

________________________________________________________________________________
Name of Subscriber


________________________________________________________________________________
Address


________________________________________________________________________________
Tax Identification Number                            Telephone Number

         The Undersigned trustee, partner or corporate officer certifies that he/she or it has full power and authority from the beneficiaries, partners or directors of the entity named below to execute this Subscription Agreement on behalf of the entity and to make the representations and warranties made herein on their behalf and that investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

Dated: ____________________                     ________________________________
                                                Print Name of Entity

                                                By:_____________________________
                                                Signature of authorized trustee,
                                                partner or corporate officer

                                                ________________________________
                                                Print Name and Capacity

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                              PURCHASER'S STATEMENT

TO:      XENACARE HOLDINGS, INC.:

         In connection with the proposed purchase of Common Stock (the "Common Shares") of XENACARE HOLDINGS, INC., a Florida corporation (the "Company"), the Undersigned represents that the Undersigned has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of such proposed investment. The Undersigned further understands and acknowledges that such Common Shares are being offered only to "Accredited Investors," as such term is defined under the United States Securities Act of 1933, as amended (the "Act"), and the Undersigned further represents that the Undersigned is an Accredited Investor.

         The Undersigned acknowledges that it understands the nature of the investment in the Company, as represented by the Common Shares, and further acknowledges and agrees that there are numerous risks inherent in connection with such investment, including, without limitation, that the Company may not be able to pay dividends when due, and that the Undersigned might have to bear the complete economic loss of such investment. Accordingly, the Undersigned represents and warrants that the Undersigned understands that an investment in the Company is not free from risk.

         The Undersigned represents that the purchase of the Common Shares by the Undersigned will be solely for the account of the Undersigned and not for the account of any other person, is being made for investment purposes only, and is not being made with a view towards the further resale or distribution thereof. In addition, if the Undersigned is not an individual, the Undersigned hereby represents and warrants that the Undersigned was not formed for the sole purpose of investing in the Company and purchasing the Common Shares.

         The Undersigned further represents and warrants that the Undersigned is acquiring the Common Shares pursuant to an exemption from the registration requirements under the Act pursuant to Section 4(2) and Regulation D and, accordingly, the Common Shares and any shares ("Common Shares") of the Company's Common Stock issuable upon any conversion of the Common Shares will be deemed restricted securities under the Act. The Undersigned further represents and warrants that there is currently no public market for the Common Shares or the Common Shares, and that a public market may never develop for the Common Shares or the Common Shares, or if developed, that any such public market would sustain any level of trading in the future. The Undersigned further acknowledges that the Common Shares are not transferable, and that the Shares cannot be transferred, assigned, sold or otherwise disposed of, except in accordance with applicable law and regulation. Accordingly, if the Common Shares are converted into Common Shares, the Undersigned may have to hold the Common Shares for an indefinite period of time.

         The Undersigned further represents and warrants that neither the Company nor any of its officers, directors, advisors, employees, affiliates or shareholders and/or any broker-dealers have made any representations or warranties to the Undersigned with respect to the future performance of the Company or its securities, including the Common Shares and/or the Common Shares.

         The Undersigned acknowledges that it has been furnished any and all materials relating to the Company and its activities, the offering of the Common Shares or anything set forth in the Subscription Agreement, which the Undersigned has reasonably requested, and further that the Company and its Officers and Directors have answered all inquiries that the Undersigned has put to them concerning the Company and its activities, including, without limitation, the Company's financial condition and results or operations, or any other matters relating to the Company and the offering and sale of the Common Shares.

         The Undersigned further represents and warrants that the Company is relying upon the Undersigned's representations and warranties in connection with the issuance of the Common Shares, and that the Undersigned has the financial sophistication, experience and business acumen necessary in order to evaluate the investment in the Company represented by the issuance of the Common Shares and/or the issuance of the Common Shares upon conversion of the Common Shares. The Undersigned further covenants and agrees that upon the conversion of the Common Shares into the Common Shares underlying the Common Shares, if any such conversion is ever effectuated, that the Undersigned will provide such further representations, warranties and documentation as required by the Company in order to qualify for applicable exemptions from registration under the Act or otherwise in connection with such conversion.

         The Undersigned represents that the information contained in the Purchaser Questionnaire, which has been completed by the Undersigned and delivered to the Company, is true, correct and complete. In addition, the Undersigned represents and warrants that the Undersigned has a sufficient command of the English language to understand all of the Subscription Documents and subscription materials being provided to the Undersigned in connection with the Undersigned's purchase of Common Shares.



Date:__________________________                 ________________________________
                                                Name of Investor (Please Print)


                                                ________________________________
                                                Signature of Investor

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